AUGUST 31, 2001


Annual Report

TEMPLETON WORLD FUND


[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF JEFFREY A. EVERETT, CFA]
JEFFREY A. EVERETT, CFA
Portfolio Manager
Templeton World Fund

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
                               SHAREHOLDER LETTER


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Your Fund's Goal: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.
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Dear Shareholder:

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, global investors faced a challenging environment due to a decelerating world economy, decreasing corporate sales and earnings, and continued layoffs. In addition, the U.S. dollar's strength diminished investment returns denominated in other currencies.

Responding to the domestic economic slowdown, the U.S. Federal Reserve Board cut the federal funds target rate seven times during the Fund's fiscal year by a total of 300 basis points (3.0%). These interest rate cuts seemed to instill confidence in U.S. consumers who continued to purchase big-ticket items such as cars and houses. The European Central Bank (ECB), the Bank of England and the Bank of Canada enacted similar, albeit less

                                    CONTENTS


Shareholder Letter .............1

Performance Summary ............8

Financial Highlights &
Statement of Investments ......13

Financial Statements ..........23

Notes to Financial
Statements ....................26

Independent Auditors'
Report ........................31

Tax Designation ...............32

FUND CATEGORY
[PYRAMID GRAPHIC]

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assests 8/31/01

North America
36.9%

Europe 24.4%

Asia 21.1%

Latin America
4.7%

Australia &
New Zealand 1.7%

Africa 1.2%

Short-Term
Investments &
Other Net Assets
10.0%

[PIE CHART]

aggressive, monetary policy easings. Until May 2001, the ECB's main objective was fighting inflation, and it was therefore reluctant to lower interest rates. However, evidence of decreasing business activity within the euro zone (the 12 countries comprising the European Monetary Union), particularly in manufacturing, combined with concerns over the impact the U.S. slowdown might have on European growth prompted the ECB to reassess its priorities. Another important factor was the persistent weakness of the euro, which hovered near prior lows against the U.S. dollar. In our opinion, this weakness was tied to fundamentals and investor psychology even though we felt the euro was modestly undervalued. We believe if progress is made toward European restructuring coupled with a narrowing of the growth gap between the U.S. and Europe, these developments could contribute to a stronger euro.

Japan's economic situation continued to preoccupy investors, and the country's stock market, which remained under pressure during most of the period, reflected these concerns. However, Junichiro Koizumi's election as prime minister in April and his party's subsequent triumph over control of the Japanese Upper House in July provided some relief to the nation's stock market performance. Koizumi is expected to infuse Japan with much-needed political and economic reforms, but it will take time before we see how far he is willing to go.

In Latin America, uncertainty about Argentina's debt burden and currency board system sustainability led to financial market volatility. Concerns about possible repercussions of Argentina's problems on capital flows into Brazil put pressure on the real, its currency, and depressed Brazilian equity valuations. Energy rationing further dampened Brazil's economic activities. Mexico, where foreign direct investment remained strong, was Latin America's bright spot. The proposed $12.5 billion takeover of Banacci by Citigroup should result in a $6 billion cash inflow into Mexico. We believe that other companies may follow Banacci's path of improving corporate governance, which may benefit minority and majority shareholders.

During this challenging time, Templeton World Fund - Class A posted a -15.18% one-year cumulative total return as of August 31, 2001, as shown in the Performance Summary beginning on page 8. By comparison, our benchmark, the Morgan Stanley Capital International (MSCI(R)) World Index, posted a -25.11% one-year cumulative total return for the same period.(1)

Throughout the reporting period, we adhered to our time-tested investment philosophy of searching the globe for undervalued securities. We used this historically volatile period in equities worldwide as an opportunity to add stocks that we believe would benefit the Fund over the long term and sell stocks that had become too expensive according to our research. During the fiscal year under review, we did not consider overall stock valuations in general to be cheap. However, we identified a number of stocks that in our opinion were undervalued and incorporated them into our portfolio. New positions included U.S. telecommunications services company Worldcom. Our research indicated this was a company selling for well below our analysis of its intrinsic, or fair, value, which we purchased at approximately half its stock price from a year earlier. We also initiated a position in Sampo, Finland's largest financial services

  TOP 10 COUNTRIES
  BASED ON EQUITY INVESTMENTS
  8/31/01

                    % OF TOTAL
                    NET ASSETS
------------------------------
  U.S.                   29.1%

  Hong Kong               6.4%

  U.K.                    6.0%

  South Korea             5.5%

  Netherlands             5.2%

  Germany                 3.8%

  France                  3.3%

  China                   2.9%

  Bermuda                 2.8%

  Brazil                  2.1%

1. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

  TOP 10 INDUSTRIES
  BASED ON EQUITY INVESTMENTS
  8/31/01

                    % OF TOTAL
                    NET ASSETS
-------------------------------
  Oil & Gas               7.3%

  Insurance               6.9%

  Banks                   6.9%

  Electric Utilities      6.5%

  Real Estate             6.4%

  Metals & Mining         5.0%

  Diversified
  Telecommunication
  Services                4.3%

  Pharmaceuticals         3.9%

  Diversified
  Financials              3.7%

  Household Durables      2.7%

company. In early 2001, the old Sampo, an insurance company, merged with Leonia, a bank, to form this new, combined entity of the same name. Despite its even greater presence in the growing financial services market throughout Scandinavia because of the merger, its share price actually fell due simply to short-term market concerns. Conversely, we sold stocks that performed well and reached our target selling price. These stocks included two financial companies, ING Groep (Netherlands) and Credit Suisse Group (Switzerland). We also sold Swiss-Swedish engineering conglomerate ABB.

Despite a difficult investment environment for equities as a whole, value investing continued to outpace growth investing. The MSCI World Value Index returned -10.96% for the year ended August 31, 2001, while the MSCI World Growth Index posted a -38.31% return for the same period.(2) We held many stocks in traditionally value-oriented industries, and these holdings contributed positively to the Fund's performance. Among them were several banks (Golden West Financial and Royal Bank of Scotland), utilities (E.On, Entergy and Iberdrola) and industrial or construction materials companies (Cemex and DSM NV). However, our exposure to a few technology-related companies from the U.S. (Hewlett-Packard and Compaq Computer) negatively impacted our portfolio's performance during the period.

A weak euro affected the portfolio by reducing our euro-denominated holdings' U.S. dollar returns. However,

2. Source: Standard & Poor's Micropal. The unmanaged MSCI World Value Index is capitalization-weighted (outstanding shares times price) and measures the total returns (gross dividends are reinvested) of equity securities with low price/book value ratios in the developed markets globally. The unmanaged MSCI World Growth Index is capitalization-weighted and measures the total returns (gross dividends are reinvested) of equity securities with high price/book value ratios in the developed markets globally. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

  TOP 10 EQUITY HOLDINGS
  8/31/01


  COMPANY                            % OF TOTAL
  INDUSTRY, COUNTRY                  NET ASSETS
------------------------------------------------
  Cheung Kong Holdings Ltd.              3.9%
  Real Estate, Hong Kong

  PetroChina Co. Ltd., H                 2.1%
  Oil & Gas, China

  Ace Ltd.                               2.0%
  Insurance, Bermuda

  E.On AG                                2.0%
  Electric Utilities, Germany

  HCA Inc.                               1.8%
  Health Care Providers &
  Services, U.S.

  Kroger Co.                             1.8%
  Food & Drug Retailing, U.S.

  Merrill Lynch & Co. Inc.               1.5%
  Diversified Financials, U.S.

  Iberdrola SA, Br.                      1.4%
  Electric Utilities, Spain

  Korea Electric Power Corp.             1.4%
  Electric Utilities, South Korea

  Pharmacia Corp.                        1.4%
  Pharmaceuticals, U.S.

European export-oriented companies such as Volkswagen (Germany) and Stora Enso (Finland) benefited and partially offset the effect of their weaker currency. European consolidation, which continued during the period, also contributed to the Fund's performance. In February 2001, the world's leading international ceramic clay producer Watts Blake Bearne acquired building and industrial materials manufacturer Hepworth. Toward the Fund's fiscal year-end, German power utility E.On unveiled a $7.4 billion agreed bid for Powergen, Britain's fourth-largest electric utility. This acquisition announcement positively impacted not only these stocks, but also the entire sector, and generally benefited the Fund's other utility holdings. We anticipate further consolidation by European utility companies, which we estimate have approximately 130 billion euros available for investment.

Looking forward, we do not foresee the current global economic slowdown becoming a deep, synchronized global recession. We anticipate monetary support already in place to start stimulating the world's economies. It is our belief that in the near term, improved earnings visibility could begin to provide the basis for a sustainable recovery in world equities. Among our undervalued holdings within Templeton World Fund are shares in some of the world's best-managed corporations, which we believe are extremely well-positioned to take advantage of an eventual global economic upturn. In the meantime, we continue to search for more and better bargain stocks around the world for the long-term benefit of our investors.

Along with the rest of America and the world, the Templeton organization was deeply shocked and saddened by the terrorist acts on American soil as I prepared this letter. We pray for and offer our deep sympathy to the victims, the survivors, and all those who have been impacted by this tragedy.

As noted, your portfolio is composed of high-quality companies from around the world, and we are confident that these investments will withstand the impact of short-term market disruptions. In addition, the world's central banks, which oversee the global commercial banking system, have pledged to collectively maintain the worldwide financial system's integrity by providing liquidity as needed. Furthermore, history demonstrates that during periods of great uncertainty -- caused by either financial or social upheaval -- any detrimental financial market reaction has been temporary, followed by a period of greater market expansion. We have no reason to believe that the financial aftermath of recent assaults on America should be any different.

In these uncertain times, we draw on Templeton's fundamental investment approach, which is focused on the long term, and we encourage you to do the same. We will continue to concentrate on our stock selection approach by investing in companies whose security prices do not reflect their long-term earnings potential. In our fiduciary capacity, our managers will thoroughly review your portfolio and make rational and measured adjustments. In doing so, we seek to ensure that there are no long-term impairments to value. We do not anticipate making any major shifts to your holdings, but are certainly aware that we must make every effort to safeguard the assets that have been put under our care.

It is important to note that there are special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,300% in the past 13 years, but has suffered five quarterly declines of more than 15% during that time.(3) Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in Templeton World Fund and welcome your comments or suggestions.

Sincerely,



/s/ Jeffrey A. Everett
----------------------------
    Jeffrey A. Everett, CFA
    Portfolio Manager
    Templeton World Fund


3. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 13 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index is a capitalization-weighted (outstanding shares times price) index that reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.
--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         8/31/01   8/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          -$4.17         $14.70    $18.87

DISTRIBUTIONS
(9/1/00 - 8/31/01)
Dividend Income                $0.2697
Short-Term Capital Gain        $0.1158
Long-Term Capital Gain         $1.0357
                               -------
      Total                    $1.4212

CLASS B                        CHANGE         8/31/01   8/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          -$4.15         $14.51    $18.66

DISTRIBUTIONS
(9/1/00 - 8/31/01)
Dividend Income                $0.1614
Short-Term Capital Gain        $0.1158
Long-Term Capital Gain         $1.0357
                               -------
      Total                    $1.3129

CLASS C                        CHANGE         8/31/01   8/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          -$4.09         $14.34    $18.43

DISTRIBUTIONS
(9/1/00 - 8/31/01)
Dividend Income                $0.1334
Short-Term Capital Gain        $0.1158
Long-Term Capital Gain         $1.0357
                               -------
      Total                    $1.2849

Templeton World Fund paid distributions derived from long-term capital gains totaling $1.0357 per share in October and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

CLASS A                                       1-YEAR   5-YEAR    10-YEAR
------------------------------------------------------------------------
Cumulative Total Return(1)                   -15.18%   54.93%    204.66%

Average Annual Total Return(2)               -20.05%    7.86%     11.12%

Value of $10,000 Investment(3)                $7,995   $14,601   $28,712

Avg. Ann. Total Return (9/30/01)(4)          -24.65%    5.34%      9.95%



                                                             INCEPTION
CLASS B                                        1-YEAR        (1/1/99)
----------------------------------------------------------------------
Cumulative Total Return(1)                     -15.82%          7.56%

Average Annual Total Return(2)                 -18.93%          1.78%

Value of $10,000 Investment(3)                  $8,107        $10,482

Avg. Ann. Total Return (9/30/01)(4)            -23.55%         -1.80%



                                                                INCEPTION
CLASS C                                        1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)                     -15.83%  49.03%    79.77%

Average Annual Total Return(2)                 -17.46%   8.09%     9.52%

Value of $10,000 Investment(3)                  $8,254  $14,756  $17,792

Avg. Ann. Total Return (9/30/01)(4)            -22.13%   5.57%     7.76%

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
CLASS A              8/31/01
----------------------------
1-Year              -20.05%

5-Year                7.86%

10-Year              11.12%


AVERAGE ANNUAL TOTAL RETURN
CLASS B              8/31/01
----------------------------
1-Year              -18.93%

Since Inception
(1/1/99)              1.78%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

GRAPHIC MATERIAL (1)

The following line graph compares the performance of Templeton World Fund - Class A with that of the MSCI World Index(5) and the CPI(5) based on a $10,000 investment from 9/01/91 to 8/31/01.

TEMPLETON WORLD FUND - CLASS A

[LINE GRAPH]

CLASS A (9/1/91-8/31/01)

  PERIOD           TEMPLETON      MSCI WORLD    CPI       MSCI World   CPI
                   WORLD FUND -     INDEX
                    CLASS A
----------------------------------------------------------------------------
  09/01/1991        $9,424         $10,000      $10,000
  09/30/1991        $9,518         $10,264      $10,044     2.64%      0.44%
  10/31/1991        $9,640         $10,432      $10,059     1.64%      0.15%
  11/30/1991        $9,362          $9,980      $10,088     -4.34%     0.29%
  12/31/1991        $10,078        $10,708      $10,095     7.30%      0.07%
  01/31/1992        $10,135        $10,512      $10,110     -1.83%     0.15%
  02/29/1992        $10,269        $10,332      $10,147     -1.71%     0.36%
  03/31/1992        $10,036         $9,848      $10,199     -4.69%     0.51%
  04/30/1992        $10,304         $9,987      $10,213     1.41%      0.14%
  05/31/1992        $10,721        $10,386      $10,227     4.00%      0.14%
  06/30/1992        $10,516        $10,040      $10,264     -3.33%     0.36%
  07/31/1992        $10,537        $10,067      $10,286     0.27%      0.21%
  08/31/1992        $10,184        $10,314      $10,314     2.45%      0.28%
  09/30/1992        $10,184        $10,221      $10,343     -0.90%     0.28%
  10/31/1992        $10,002         $9,946      $10,379     -2.69%     0.35%
  11/30/1992        $10,176        $10,126      $10,394     1.81%      0.14%
  12/31/1992        $10,406        $10,210      $10,387     0.83%     -0.07%
  01/31/1993        $10,541        $10,246      $10,438     0.35%      0.49%
  02/28/1993        $10,780        $10,491      $10,474     2.39%      0.35%
  03/31/1993        $11,219        $11,101      $10,511     5.82%      0.35%
  04/30/1993        $11,450        $11,618      $10,540     4.65%      0.28%
  05/31/1993        $11,792        $11,887      $10,555     2.32%      0.14%
  06/30/1993        $11,697        $11,790      $10,570     -0.82%     0.14%
  07/31/1993        $12,031        $12,035      $10,570     2.08%      0.00%
  08/31/1993        $12,701        $12,589      $10,599     4.60%      0.28%
  09/30/1993        $12,637        $12,358      $10,622     -1.83%     0.21%
  10/31/1993        $13,248        $12,701      $10,665     2.77%      0.41%
  11/30/1993        $12,965        $11,984      $10,673     -5.64%     0.07%
  12/31/1993        $13,903        $12,573      $10,673     4.91%      0.00%
  01/31/1994        $14,743        $13,404      $10,701     6.61%      0.27%
  02/28/1994        $14,363        $13,232      $10,738     -1.28%     0.34%
  03/31/1994        $13,814        $12,664      $10,774     -4.29%     0.34%
  04/30/1994        $14,097        $13,058      $10,789     3.11%      0.14%
  05/31/1994        $14,230        $13,094      $10,797     0.27%      0.07%
  06/30/1994        $13,912        $13,060      $10,834     -0.26%     0.34%
  07/31/1994        $14,566        $13,310      $10,863     1.92%      0.27%
  08/31/1994        $15,097        $13,714      $10,906     3.03%      0.40%
  09/30/1994        $14,699        $13,356      $10,936     -2.61%     0.27%
  10/31/1994        $14,837        $13,738      $10,943     2.86%      0.07%
  11/30/1994        $14,142        $13,144      $10,958     -4.32%     0.13%
  12/31/1994        $14,024        $13,274      $10,958     0.99%      0.00%
  01/31/1995        $13,906        $13,078      $11,002     -1.48%     0.40%
  02/28/1995        $14,341        $13,271      $11,046     1.48%      0.40%
  03/31/1995        $14,618        $13,914      $11,082     4.84%      0.33%
  04/30/1995        $15,202        $14,401      $11,119     3.50%      0.33%
  05/31/1995        $15,687        $14,526      $11,141     0.87%      0.20%
  06/30/1995        $15,935        $14,525      $11,163     -0.01%     0.20%
  07/31/1995        $16,716        $15,254      $11,163     5.02%      0.00%
  08/31/1995        $16,588        $14,917      $11,192     -2.21%     0.26%
  09/30/1995        $16,984        $15,354      $11,214     2.93%      0.20%
  10/31/1995        $16,383        $15,114      $11,251     -1.56%     0.33%
  11/30/1995        $16,809        $15,642      $11,244     3.49%     -0.07%
  12/31/1995        $17,047        $16,101      $11,236     2.94%     -0.07%
  01/31/1996        $17,721        $16,396      $11,302     1.83%      0.59%
  02/29/1996        $17,767        $16,499      $11,338     0.63%      0.32%
  03/31/1996        $18,007        $16,777      $11,397     1.68%      0.52%
  04/30/1996        $18,476        $17,174      $11,442     2.37%      0.39%
  05/31/1996        $18,670        $17,191      $11,463     0.10%      0.19%
  06/30/1996        $18,659        $17,281      $11,470     0.52%      0.06%
  07/31/1996        $17,996        $16,673      $11,492     -3.52%     0.19%
  08/31/1996        $18,533        $16,868      $11,514     1.17%      0.19%
  09/30/1996        $18,945        $17,530      $11,551     3.93%      0.32%
  10/31/1996        $19,266        $17,657      $11,588     0.72%      0.32%
  11/30/1996        $20,322        $18,649      $11,610     5.62%      0.19%
  12/31/1996        $20,703        $18,354      $11,610     -1.58%     0.00%
  01/31/1997        $21,341        $18,578      $11,647     1.22%      0.32%
  02/28/1997        $21,604        $18,796      $11,683     1.17%      0.31%
  03/31/1997        $21,492        $18,427      $11,712     -1.96%     0.25%
  04/30/1997        $21,979        $19,033      $11,726     3.29%      0.12%
  05/31/1997        $23,143        $20,212      $11,719     6.19%     -0.06%
  06/30/1997        $24,331        $21,222      $11,733     5.00%      0.12%
  07/31/1997        $25,557        $22,203      $11,747     4.62%      0.12%
  08/31/1997        $24,594        $20,722      $11,770     -6.67%     0.19%
  09/30/1997        $26,270        $21,851      $11,799     5.45%      0.25%
  10/31/1997        $24,127        $20,704      $11,829     -5.25%     0.25%
  11/30/1997        $24,156        $21,075      $11,821     1.79%     -0.06%
  12/31/1997        $24,685        $21,334      $11,807     1.23%     -0.12%
  01/31/1998        $24,641        $21,931      $11,830     2.80%      0.19%
  02/28/1998        $26,270        $23,418      $11,852     6.78%      0.19%
  03/31/1998        $27,694        $24,411      $11,875     4.24%      0.19%
  04/30/1998        $27,723        $24,653      $11,896     0.99%      0.18%
  05/31/1998        $26,769        $24,347      $11,917     -1.24%     0.18%
  06/30/1998        $26,417        $24,929      $11,932     2.39%      0.12%
  07/31/1998        $26,476        $24,891      $11,946     -0.15%     0.12%
  08/31/1998        $22,675        $21,576      $11,960    -13.32%     0.12%
  09/30/1998        $22,704        $21,962      $11,975     1.79%      0.12%
  10/31/1998        $24,740        $23,952      $12,004     9.06%      0.24%
  11/30/1998        $26,104        $25,379      $12,004     5.96%      0.00%
  12/31/1998        $26,169        $26,623      $11,996     4.90%     -0.06%
  01/31/1999        $25,907        $27,209      $12,025     2.20%      0.24%
  02/28/1999        $25,364        $26,488      $12,040     -2.65%     0.12%
  03/31/1999        $27,122        $27,595      $12,076     4.18%      0.30%
  04/30/1999        $29,882        $28,688      $12,164     3.96%      0.73%
  05/31/1999        $28,864        $27,643      $12,164     -3.64%     0.00%
  06/30/1999        $30,244        $28,937      $12,164     4.68%      0.00%
  07/31/1999        $29,849        $28,853      $12,200     -0.29%     0.30%
  08/31/1999        $29,800        $28,807      $12,230     -0.16%     0.24%
  09/30/1999        $29,094        $28,530      $12,288     -0.96%     0.48%
  10/31/1999        $29,113        $30,017      $12,310     5.21%      0.18%
  11/30/1999        $30,580        $30,866      $12,318     2.83%      0.06%
  12/31/1999        $33,528        $33,370      $12,318     8.11%      0.00%
  01/31/2000        $31,555        $31,461      $12,355     -5.72%     0.30%
  02/29/2000        $31,411        $31,549      $12,428     0.28%      0.59%
  03/31/2000        $33,080        $33,732      $12,530     6.92%      0.82%
  04/30/2000        $31,483        $32,309      $12,537     -4.22%     0.06%
  05/31/2000        $31,052        $31,495      $12,552     -2.52%     0.12%
  06/30/2000        $32,434        $32,559      $12,617     3.38%      0.52%
  07/31/2000        $32,613        $31,647      $12,646     -2.80%     0.23%
  08/31/2000        $33,851        $32,682      $12,646     3.27%      0.00%
  09/30/2000        $32,613        $30,947      $12,712     -5.31%     0.52%
  10/31/2000        $31,575        $30,433      $12,734     -1.66%     0.17%
  11/30/2000        $30,790        $28,589      $12,741     -6.06%     0.06%
  12/31/2000        $32,189        $29,055      $12,734     1.63%     -0.06%
  01/31/2001        $32,677        $29,619      $12,814     1.94%      0.63%
  02/28/2001        $31,349        $27,119      $12,865     -8.44%     0.40%
  03/31/2001        $29,396        $25,342      $12,895     -6.55%     0.23%
  04/30/2001        $30,744        $27,223      $12,946     7.42%      0.40%
  05/31/2001        $31,095        $26,885      $13,005     -1.24%     0.45%
  06/30/2001        $30,158        $26,046      $13,027     -3.12%     0.17%
  07/31/2001        $29,259        $25,703      $12,990     -1.32%    -0.28%
  08/31/2001        $28,712        $24,474      $12,990     -4.78%     0.00%


GRAPHIC MATERIAL (2)

The following line graph compares the performance of Templeton World Fund - Class B with that of the MSCI World Index(5) and the CPI(5) based on a $10,000 investment from 1/01/99 to 8/31/01.

TEMPLETON WORLD FUND - CLASS B

[LINE GRAPH]

CLASS B (1/1/99-8/31/01)

                  TEMPLETON
                  WORLD FUND-       MSCI WORLD
                  CLASS B             INDEX          CPI         MSCI World      CPI
-------------------------------------------------------------------------------------
  01/01/1999        $10,000          $10,000       $10,000
  01/31/1999         $9,900          $10,220       $10,024         2.20%        0.24%
  02/28/1999         $9,692          $9,949        $10,036        -2.65%        0.12%
  03/31/1999        $10,358          $10,365       $10,066         4.18%        0.30%
  04/30/1999        $11,400          $10,776       $10,140         3.96%        0.73%
  05/31/1999        $10,998          $10,383       $10,140        -3.64%        0.00%
  06/30/1999        $11,525          $10,869       $10,140         4.68%        0.00%
  07/31/1999        $11,362          $10,838       $10,170        -0.29%        0.30%
  08/31/1999        $11,331          $10,820       $10,194        -0.16%        0.24%
  09/30/1999        $11,061          $10,716       $10,243        -0.96%        0.48%
  10/31/1999        $11,050          $11,275       $10,262         5.21%        0.18%
  11/30/1999        $11,604          $11,594       $10,268         2.83%        0.06%
  12/31/1999        $12,715          $12,534       $10,268         8.11%        0.00%
  01/31/2000        $11,955          $11,817       $10,299        -5.72%        0.30%
  02/29/2000        $11,900          $11,850       $10,360         0.28%        0.59%
  03/31/2000        $12,523          $12,670       $10,444         6.92%        0.82%
  04/30/2000        $11,907          $12,136       $10,451        -4.22%        0.06%
  05/31/2000        $11,743          $11,830       $10,463        -2.52%        0.12%
  06/30/2000        $12,256          $12,230       $10,518         3.38%        0.52%
  07/31/2000        $12,318          $11,887       $10,542        -2.80%        0.23%
  08/31/2000        $12,776          $12,276       $10,542         3.27%        0.00%
  09/30/2000        $12,297          $11,624       $10,597        -5.31%        0.52%
  10/31/2000        $11,901          $11,431       $10,615        -1.66%        0.17%
  11/30/2000        $11,602          $10,738       $10,621        -6.06%        0.06%
  12/31/2000        $12,120          $10,913       $10,615         1.63%        -0.06%
  01/31/2001        $12,298          $11,125       $10,682         1.94%        0.63%
  02/28/2001        $11,786          $10,186       $10,724        -8.44%        0.40%
  03/31/2001        $11,045          $9,519        $10,749        -6.55%        0.23%
  04/30/2001        $11,549          $10,225       $10,792         7.42%        0.40%
  05/31/2001        $11,668          $10,099       $10,841        -1.24%        0.45%
  06/30/2001        $11,312          $9,783        $10,859        -3.12%        0.17%
  07/31/2001        $10,963          $9,654        $10,829        -1.32%        -0.28%
  08/31/2001        $10,482          $9,193        $10,829        -4.78%        0.00%

GRAPHIC MATERIAL(3)

The following line graph compares the performance of Templeton World Fund - Class C with that of the MSCI World Index(5) and the CPI(5) based on a $10,000 investment from 5/01/95 to 8/31/01.

TEMPLETON WORLD FUND - CLASS C

 PERIOD         TEMPLETON
                WORLD       MSCI         CPI      MSCI          CPI
                FUND-       WORLD                 World
                CLASS C     INDEX
---------------------------------------------------------------------
  05/01/1995     $9,897     $10,000   $10,000
  05/31/1995     $10,200    $10,087   $10,020     0.87%       0.20%
  06/30/1995     $10,354    $10,086   $10,040     -0.01%      0.20%
  07/31/1995     $10,857    $10,592   $10,040     5.02%       0.00%
  08/31/1995     $10,767    $10,358   $10,066     -2.21%      0.26%
  09/30/1995     $11,018    $10,662   $10,086     2.93%       0.20%
  10/31/1995     $10,617    $10,495   $10,120     -1.56%      0.33%
  11/30/1995     $10,887    $10,862   $10,112     3.49%       -0.07%
  12/31/1995     $11,038    $11,181   $10,105     2.94%       -0.07%
  01/31/1996     $11,469    $11,386   $10,165     1.83%       0.59%
  02/29/1996     $11,492    $11,457   $10,198     0.63%       0.32%
  03/31/1996     $11,633    $11,650   $10,251     1.68%       0.52%
  04/30/1996     $11,923    $11,926   $10,291     2.37%       0.39%
  05/31/1996     $12,050    $11,938   $10,310     0.10%       0.19%
  06/30/1996     $12,035    $12,000   $10,316     0.52%       0.06%
  07/31/1996     $11,596    $11,578   $10,336     -3.52%      0.19%
  08/31/1996     $11,938    $11,713   $10,356     1.17%       0.19%
  09/30/1996     $12,191    $12,173   $10,389     3.93%       0.32%
  10/31/1996     $12,395    $12,261   $10,422     0.72%       0.32%
  11/30/1996     $13,065    $12,950   $10,442     5.62%       0.19%
  12/31/1996     $13,297    $12,745   $10,442     -1.58%      0.00%
  01/31/1997     $13,703    $12,901   $10,475     1.22%       0.32%
  02/28/1997     $13,865    $13,052   $10,508     1.17%       0.31%
  03/31/1997     $13,776    $12,796   $10,534     -1.96%      0.25%
  04/30/1997     $14,083    $13,217   $10,547     3.29%       0.12%
  05/31/1997     $14,813    $14,035   $10,540     6.19%       -0.06%
  06/30/1997     $15,566    $14,737   $10,553     5.00%       0.12%
  07/31/1997     $16,336    $15,418   $10,565     4.62%       0.12%
  08/31/1997     $15,712    $14,389   $10,586     -6.67%      0.19%
  09/30/1997     $16,774    $15,174   $10,612     5.45%       0.25%
  10/31/1997     $15,390    $14,377   $10,639     -5.25%      0.25%
  11/30/1997     $15,399    $14,634   $10,632     1.79%       -0.06%
  12/31/1997     $15,721    $14,814   $10,619     1.23%       -0.12%
  01/31/1998     $15,683    $15,229   $10,640     2.80%       0.19%
  02/28/1998     $16,717    $16,262   $10,660     6.78%       0.19%
  03/31/1998     $17,608    $16,951   $10,680     4.24%       0.19%
  04/30/1998     $17,618    $17,119   $10,699     0.99%       0.18%
  05/31/1998     $16,992    $16,907   $10,719     -1.24%      0.18%
  06/30/1998     $16,764    $17,311   $10,731     2.39%       0.12%
  07/31/1998     $16,793    $17,285   $10,744     -0.15%      0.12%
  08/31/1998     $14,375    $14,983   $10,757    -13.32%      0.12%
  09/30/1998     $14,384    $15,251   $10,770     1.79%       0.12%
  10/31/1998     $15,664    $16,632   $10,796     9.06%       0.24%
  11/30/1998     $16,521    $17,624   $10,796     5.96%       0.00%
  12/31/1998     $16,542    $18,487   $10,789     4.90%       -0.06%
  01/31/1999     $16,373    $18,894   $10,815     2.20%       0.24%
  02/28/1999     $16,023    $18,393   $10,828     -2.65%      0.12%
  03/31/1999     $17,124    $19,162   $10,861     4.18%       0.30%
  04/30/1999     $18,839    $19,921   $10,940     3.96%       0.73%
  05/31/1999     $18,193    $19,196   $10,940     -3.64%      0.00%
  06/30/1999     $19,050    $20,094   $10,940     4.68%       0.00%
  07/31/1999     $18,786    $20,036   $10,973     -0.29%      0.30%
  08/31/1999     $18,743    $20,004   $10,999     -0.16%      0.24%
  09/30/1999     $18,288    $19,812   $11,052     -0.96%      0.48%
  10/31/1999     $18,289    $20,844   $11,072     5.21%       0.18%
  11/30/1999     $19,195    $21,434   $11,079     2.83%       0.06%
  12/31/1999     $21,034    $23,172   $11,079     8.11%       0.00%
  01/31/2000     $19,784    $21,847   $11,112     -5.72%      0.30%
  02/29/2000     $19,681    $21,908   $11,177     0.28%       0.59%
  03/31/2000     $20,713    $23,424   $11,269     6.92%       0.82%
  04/30/2000     $19,704    $22,435   $11,276     -4.22%      0.06%
  05/31/2000     $19,417    $21,870   $11,289     -2.52%      0.12%
  06/30/2000     $20,277    $22,609   $11,348     3.38%       0.52%
  07/31/2000     $20,369    $21,976   $11,374     -2.80%      0.23%
  08/31/2000     $21,137    $22,695   $11,374     3.27%       0.00%
  09/30/2000     $20,346    $21,490   $11,433     -5.31%      0.52%
  10/31/2000     $19,685    $21,133   $11,453     -1.66%      0.17%
  11/30/2000     $19,186    $19,852   $11,460     -6.06%      0.06%
  12/31/2000     $20,050    $20,176   $11,453     1.63%       -0.06%
  01/31/2001     $20,336    $20,567   $11,525     1.94%       0.63%
  02/28/2001     $19,504    $18,831   $11,571     -8.44%      0.40%
  03/31/2001     $18,276    $17,598   $11,598     -6.55%      0.23%
  04/30/2001     $19,095    $18,904   $11,644     7.42%       0.40%
  05/31/2001     $19,306    $18,669   $11,696     -1.24%      0.45%
  06/30/2001     $18,710    $18,087   $11,716     -3.12%      0.17%
  07/31/2001     $18,140    $17,848   $11,683     -1.32%      -0.28%
  08/31/2001     $17,792    $16,995   $11,683     -4.78%      0.00%


AVERAGE ANNUAL TOTAL RETURN
CLASS C              8/31/01
----------------------------
1-Year              -17.46%

5-Year                8.09%

Since
Inception (5/1/95)    9.52%

5. Source: Standard & Poor's Micropal. The MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND

CLASS A

If you had invested $10,000 in Templeton World Fund - Class A at inception, it would have been worth $229,929 on August 31, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through August 31, 2001.*

GRAPHIC MATERIAL(4)

This three-dimensional mountain graph shows the cumulative total return of a hypothetical $10,000 investment in Templeton World Fund - Class A shares from 1/17/78 - 8/31/01, compared to the value of a $10,000 investment with capital gains reinvested, value of $10,000 investment with dividends reinvested, and value of $10,000 in terms of the Consumer Price Index.

TEMPLETON WORLD FUND CLASS A

    PERIOD       PRINCIPAL+   PRINCIPAL+   TOTAL VALUE       CPI
                 DIVIDENDS    CAP GAINS
------------------------------------------------------------------
  01/17/1978      $9,425        $9,425       $9,425        $10,000
  12/31/1978      $11,395      $11,405       $11,452       $10,863
  12/31/1979      $14,406      $14,388       $14,675       $12,307
  12/31/1980      $17,349      $16,973       $17,734       $13,848
  12/31/1981      $17,785      $17,405       $18,837       $15,083
  12/31/1982      $21,080      $20,021       $22,487       $15,661
  12/30/1983      $27,121      $26,233       $30,130       $16,254
  12/31/1984      $26,241      $27,017       $31,561       $16,897
  12/31/1985      $33,383      $34,640       $41,519       $17,539
  12/31/1986      $36,327      $40,184       $48,726       $17,732
  12/31/1987      $33,237      $41,022       $50,394       $18,517
  12/30/1988      $38,712      $48,297       $60,317       $19,336
  12/29/1989      $46,883      $57,755       $73,950       $20,235
  12/31/1990      $38,148      $47,435       $62,190       $21,471
  12/31/1991      $46,167      $61,438       $80,706       $22,128
  12/31/1992      $44,660      $63,289       $83,330       $22,770
  12/31/1993      $55,556      $85,391      $111,333       $23,396
  12/30/1994      $52,040      $86,977      $112,307       $24,020
  12/29/1995      $57,767      $106,848     $136,510       $24,631
  12/31/1996      $68,294      $128,697     $165,794       $25,448
  12/31/1997      $73,648      $155,737     $197,679       $25,881
  12/31/1998      $74,362      $165,233     $209,566       $26,298
  12/31/1999      $93,106      $210,618     $268,493       $27,002
  12/31/2000      $86,068      $202,768     $257,771       $27,918
  08/31/2001      $73,855      $179,932     $229,929       $28,479


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers two other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON WORLD FUND
Financial Highlights

                                                                                     CLASS A
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                        ------------------------------------------------------------------
                                                           2001          2000          1999          1998          1997
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $18.87        $18.14        $15.45        $19.66        $16.21
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .29           .27           .33           .42           .45
 Net realized and unrealized gains (losses).........         (3.04)         1.93          4.10         (1.59)         4.47
                                                        ------------------------------------------------------------------
Total from investment operations....................         (2.75)         2.20          4.43         (1.17)         4.92
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.27)         (.38)         (.36)         (.44)         (.43)
 Net realized gains.................................         (1.15)        (1.09)        (1.38)        (2.60)        (1.04)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.42)        (1.47)        (1.74)        (3.04)        (1.47)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $14.70        $18.87        $18.14        $15.45        $19.66
                                                        ==================================================================
Total Return*.......................................      (15.18)%        13.59%        31.42%       (7.80)%        32.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $7,102,237    $9,515,467    $9,115,995    $7,852,041    $8,649,994
Ratios to average net assets:
 Expenses...........................................         1.09%         1.07%         1.04%         1.04%         1.03%
 Net investment income..............................         1.79%         1.52%         1.99%         2.34%         2.58%
Portfolio turnover rate.............................        24.91%        46.92%        35.81%        43.36%        39.16%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                           CLASS B
                                                                -----------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                                -----------------------------
                                                                  2001       2000      1999+
                                                                -----------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $18.66     $18.05    $15.93
                                                                -----------------------------
Income from investment operations:
 Net investment income......................................         .17        .15       .15
 Net realized and unrealized gains (losses).................       (3.01)      1.90      1.97
                                                                -----------------------------
Total from investment operations............................       (2.84)      2.05      2.12
                                                                -----------------------------
Less distributions from:
 Net investment income......................................        (.16)      (.35)       --
 Net realized gains.........................................       (1.15)     (1.09)       --
                                                                -----------------------------
Total distributions.........................................       (1.31)     (1.44)       --
                                                                -----------------------------
Net asset value, end of year................................      $14.51     $18.66    $18.05
                                                                =============================
Total Return*...............................................    (15.82)%     12.76%    13.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $25,743    $23,816    $9,261
Ratios to average net assets:
 Expenses...................................................       1.83%      1.82%     1.85%**
 Net investment income......................................       1.08%       .83%     1.27%**
Portfolio turnover rate.....................................      24.91%     46.92%    35.81%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.
 14

TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                                  CLASS C
                                                      ----------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                      ----------------------------------------------------------------
                                                        2001          2000          1999          1998          1997
                                                      ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year................      $18.43        $17.71        $15.16        $19.39        $16.04
                                                      ----------------------------------------------------------------
Income from investment operations:
 Net investment income............................         .17           .14           .20           .33           .34
 Net realized and unrealized gains (losses).......       (2.98)         1.89          4.02         (1.61)         4.39
                                                      ----------------------------------------------------------------
Total from investment operations..................       (2.81)         2.03          4.22         (1.28)         4.73
                                                      ----------------------------------------------------------------
Less distributions from:
 Net investment income............................        (.13)         (.22)         (.29)         (.35)         (.34)
 Net realized gains...............................       (1.15)        (1.09)        (1.38)        (2.60)        (1.04)
                                                      ----------------------------------------------------------------
Total distributions...............................       (1.28)        (1.31)        (1.67)        (2.95)        (1.38)
                                                      ----------------------------------------------------------------
Net asset value, end of year......................      $14.34        $18.43        $17.71        $15.16        $19.39
                                                      ================================================================
Total Return*.....................................    (15.83)%        12.77%        30.39%       (8.51)%        31.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...................    $313,538      $423,614      $417,439      $325,319      $207,679
Ratios to average net assets:
 Expenses.........................................       1.83%         1.82%         1.81%         1.80%         1.83%
 Net investment income............................       1.04%          .78%         1.22%         1.66%         1.92%
Portfolio turnover rate...........................      24.91%        46.92%        35.81%        43.36%        39.16%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 80.6%
AEROSPACE & DEFENSE 2.2%
BAE Systems PLC.............................................    United Kingdom        13,175,184     $   63,062,931
Lockheed Martin Corp. ......................................    United States          1,903,200         75,861,552
Raytheon Co. ...............................................    United States            992,015         26,080,074
                                                                                                     --------------
                                                                                                        165,004,557
                                                                                                     --------------
AIR FREIGHT & COURIERS .3%
Deutsche Post AG, 144A......................................       Germany               495,100          7,330,484
United Parcel Service Inc., B...............................    United States            258,500         14,276,955
                                                                                                     --------------
                                                                                                         21,607,439
                                                                                                     --------------
AUTO COMPONENTS .5%
Autoliv Inc., SDR...........................................        Sweden                17,000            336,766
Valeo SA....................................................        France               891,510         39,761,233
                                                                                                     --------------
                                                                                                         40,097,999
                                                                                                     --------------
AUTOMOBILES .5%
Ford Motor Co. .............................................    United States          1,743,585         34,645,034
                                                                                                     --------------
BANKS 6.9%
Banca Nazionale del Lavoro SpA..............................        Italy             26,315,850         75,536,457
Bank of America Corp. ......................................    United States            348,300         21,420,450
DBS Group Holdings Ltd. ....................................      Singapore            7,780,657         61,208,729
Golden West Financial Corp. ................................    United States          1,433,800         82,974,006
H&CB........................................................     South Korea           2,200,000         48,908,023
HSBC Holdings PLC...........................................      Hong Kong            4,608,506         53,914,994
Kookmin Bank, GDR, 144A.....................................     South Korea           2,006,939         25,889,513
Royal Bank of Scotland Group PLC............................    United Kingdom         3,961,661         98,834,662
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil             2,143,400         41,839,168
                                                                                                     --------------
                                                                                                        510,526,002
                                                                                                     --------------
BUILDING PRODUCTS .9%
Novar PLC...................................................    United Kingdom         6,212,130         13,560,652
Toto Ltd. ..................................................        Japan              8,552,000         52,459,645
                                                                                                     --------------
                                                                                                         66,020,297
                                                                                                     --------------
CHEMICALS 2.0%
Akzo Nobel NV...............................................     Netherlands           1,999,444         88,448,472
DSM NV, Br. ................................................     Netherlands           1,540,582         57,360,756
                                                                                                     --------------
                                                                                                        145,809,228
                                                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES 1.3%
*ASE Test Ltd. .............................................        Taiwan               907,400         10,017,696
Societe BIC SA..............................................        France               621,001         24,938,191
Waste Management Inc. ......................................    United States          2,000,000         61,860,000
                                                                                                     --------------
                                                                                                         96,815,887
                                                                                                     --------------
*COMMUNICATIONS EQUIPMENT .1%
3Com Corp. .................................................    United States          1,003,900          4,126,029
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMPUTERS & PERIPHERALS 1.9%
Compaq Computer Corp. ......................................    United States          3,045,300     $   37,609,455
Creative Technology Ltd. ...................................      Singapore            1,750,000         12,512,500
Hewlett-Packard Co. ........................................    United States          2,178,700         50,567,627
NEC Corp. ..................................................        Japan              1,116,000         13,607,126
Toshiba Corp. ..............................................        Japan              5,063,000         25,909,558
                                                                                                     --------------
                                                                                                        140,206,266
                                                                                                     --------------
CONSTRUCTION MATERIALS 1.5%
Cemex SA, ADR...............................................        Mexico             3,606,464         92,866,448
Gujarat Ambuja Cements Ltd. ................................        India              3,911,172         13,598,665
Gujarat Ambuja Cements Ltd., GDR, 144A......................        India              1,294,000          4,496,650
Gujarat Ambuja Cements Ltd., GDR, Reg S.....................        India              1,152,000          4,003,200
                                                                                                     --------------
                                                                                                        114,964,963
                                                                                                     --------------
DISTRIBUTORS .4%
LI & Fung Ltd. .............................................      Hong Kong           24,752,000         31,575,476
                                                                                                     --------------
DIVERSIFIED FINANCIALS 3.7%
Ayala Corp. ................................................     Philippines          74,000,000          9,431,373
First Pacific Co. Ltd. .....................................      Hong Kong           25,296,190          4,248,572
Housing Development Finance Corp. Ltd. .....................        India              1,768,000         26,396,233
Merrill Lynch & Co. Inc. ...................................    United States          2,196,800        113,354,880
Morgan Stanley Dean Witter & Co. ...........................    United States            910,744         48,588,192
Nomura Securities Co. Ltd. .................................        Japan              3,270,000         55,505,231
Swire Pacific Ltd., A.......................................      Hong Kong            4,326,500         21,022,892
                                                                                                     --------------
                                                                                                        278,547,373
                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 4.1%
Cable & Wireless PLC........................................    United Kingdom        14,949,610         71,989,883
Korea Telecom Corp., ADR....................................     South Korea           1,178,500         24,501,015
Nippon Telegraph & Telephone Corp. .........................        Japan                  6,500         29,494,559
*Pacific Century Regional Developments Ltd. ................      Singapore           40,000,000         10,680,448
SBC Communications Inc. ....................................    United States            864,865         35,381,627
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand          12,906,000         28,481,600
Telecom Italia SpA, di Risp.................................        Italy              5,193,500         24,531,020
Telecomunicacoes Brasileiras SA.............................        Brazil           147,744,000          6,315,752
*Telefonica SA..............................................        Spain                      1                 12
*Worldcom Inc.-Worldcom Group...............................    United States          6,000,000         77,160,000
                                                                                                     --------------
                                                                                                        308,535,916
                                                                                                     --------------
ELECTRIC UTILITIES 6.5%
E.On AG.....................................................       Germany             2,728,900        149,471,042
Entergy Corp. ..............................................    United States          2,247,300         86,565,996
Guangdong Electric Power Development Co Ltd., B, ...........        China             64,681,530         40,717,238
Iberdrola SA, Br. ..........................................        Spain              7,587,317        103,930,185
Korea Electric Power Corp. .................................     South Korea           5,780,150        102,481,720
                                                                                                     --------------
                                                                                                        483,166,181
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONIC EQUIPMENT & INSTRUMENTS .7%
*Agilent Technologies Inc. .................................    United States            155,900     $    4,131,350
Hitachi Ltd. ...............................................        Japan              3,367,000         27,557,313
*Solectron Corp. ...........................................    United States          1,443,900         19,637,040
                                                                                                     --------------
                                                                                                         51,325,703
                                                                                                     --------------
FOOD & DRUG RETAILING 2.7%
J.Sainsbury PLC.............................................    United Kingdom        12,605,167         69,247,607
*Kroger Co. ................................................    United States          4,936,100        131,398,982
                                                                                                     --------------
                                                                                                        200,646,589
                                                                                                     --------------
FOOD PRODUCTS .1%
Kraft Foods Inc. ...........................................    United States            187,400          6,043,650
                                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES 2.3%
*Aetna Inc. ................................................    United States          1,264,900         37,820,510
HCA Inc. ...................................................    United States          2,990,200        136,771,748
                                                                                                     --------------
                                                                                                        174,592,258
                                                                                                     --------------
HOUSEHOLD DURABLES 2.7%
Koninklijke Philips Electronics NV..........................     Netherlands           3,099,765         83,568,921
LG Electronics Inc. ........................................     South Korea           3,721,000         37,574,090
Makita Corp. ...............................................        Japan                148,000            935,221
Newell Rubbermaid Inc. .....................................    United States          2,713,600         62,141,440
Sony Corp. .................................................        Japan                393,700         17,500,718
                                                                                                     --------------
                                                                                                        201,720,390
                                                                                                     --------------
HOUSEHOLD PRODUCTS .7%
Clorox Co. .................................................    United States            500,000         18,625,000
Procter & Gamble Co. .......................................    United States            425,200         31,528,580
                                                                                                     --------------
                                                                                                         50,153,580
                                                                                                     --------------
INDUSTRIAL CONGLOMERATES 1.1%
Cookson Group PLC...........................................    United Kingdom        13,484,433         26,110,638
*Grupo Carso SA de CV.......................................        Mexico             2,023,000          5,799,772
Hutchison Whampoa Ltd. .....................................      Hong Kong            5,587,060         47,634,489
                                                                                                     --------------
                                                                                                         79,544,899
                                                                                                     --------------
INSURANCE 6.9%
Ace Ltd. ...................................................       Bermuda             4,507,500        149,513,775
American International Group Inc. ..........................    United States          1,083,930         84,763,326
AXA SA......................................................        France             1,624,252         44,335,337
Sampo-Leonia OYJ, A.........................................       Finland             5,525,600         47,431,120
SCOR SA.....................................................        France             1,242,833         55,994,656
+W. R. Berkley Corp. .......................................    United States          1,863,100         70,984,110
XL Capital Ltd., A..........................................       Bermuda               722,875         59,998,625
                                                                                                     --------------
                                                                                                        513,020,949
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
*IT CONSULTING & SERVICES .2%
Covansys Corp. .............................................    United States          1,000,000     $   12,850,000
                                                                                                     --------------
LEISURE EQUIPMENT & PRODUCTS 1.2%
Mattel Inc. ................................................    United States          4,950,100         89,052,299
                                                                                                     --------------
MACHINERY .7%
Invensys PLC................................................    United Kingdom        14,357,529         18,950,672
*Svedala Industri, A........................................        Sweden                28,500            496,392
Volvo AB, B.................................................        Sweden             2,333,326         36,062,563
                                                                                                     --------------
                                                                                                         55,509,627
                                                                                                     --------------
METALS & MINING 3.9%
Alcan Inc. .................................................        Canada             1,882,710         68,562,660
Anglo American Platinum Corp. Ltd. .........................     South Africa          2,234,172         86,143,266
BHP Billiton Ltd. ..........................................      Australia           15,444,969         75,716,208
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil               691,280          9,643,356
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             700,685         49,637,568
                                                                                                     --------------
                                                                                                        289,703,058
                                                                                                     --------------
MULTILINE RETAIL .7%
Sears, Roebuck & Co. .......................................    United States          1,158,700         49,534,425
                                                                                                     --------------
OIL & GAS 7.3%
Burlington Resources Inc. ..................................    United States          1,603,900         60,948,200
Occidental Petroleum Corp. .................................    United States          1,903,500         52,384,320
Perez Companc SA, B, ADR....................................      Argentina            2,078,460         27,269,395
PetroChina Co. Ltd., H......................................        China            757,260,000        154,368,497
Royal Dutch Petroleum Co., Br. .............................     Netherlands           1,518,000         86,082,968
Shell Transport & Trading Co. PLC...........................    United Kingdom        10,041,795         82,730,035
Valero Energy Corp. ........................................    United States          1,899,550         78,831,325
                                                                                                     --------------
                                                                                                        542,614,740
                                                                                                     --------------
PAPER & FOREST PRODUCTS .4%
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland             2,638,100         30,792,611
                                                                                                     --------------
PHARMACEUTICALS 3.9%
Abbott Laboratories.........................................    United States          1,250,000         62,125,000
Aventis SA..................................................        France               463,578         33,729,310
Mylan Laboratories Inc. ....................................    United States          1,712,900         56,508,571
Ono Pharmaceutical Co. Ltd. ................................        Japan              1,265,500         39,877,526
Pharmacia Corp. ............................................    United States          2,561,867        101,449,933
                                                                                                     --------------
                                                                                                        293,690,340
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 6.4%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           31,704,600     $  292,665,350
Crescent Real Estate Equities Co. ..........................    United States          2,715,846         63,958,173
*Inversiones y Representacion SA............................      Argentina           11,370,422         15,920,183
*Inversiones y Representacion SA, GDR.......................      Argentina              841,715         11,784,010
Lend Lease Corp. Ltd. ......................................      Australia            3,900,590         21,748,137
New World Development Co. Ltd. .............................      Hong Kong           25,332,031         25,819,847
Union du Credit Bail Immobilier.............................        France               902,808         49,121,809
                                                                                                     --------------
                                                                                                        481,017,509
                                                                                                     --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.2%
*Agere Systems Inc., A......................................    United States          3,819,000         19,476,900
Samsung Electronics Co. Ltd. ...............................     South Korea             481,290         71,581,292
                                                                                                     --------------
                                                                                                         91,058,192
                                                                                                     --------------
*SOFTWARE 1.3%
Intuit Inc. ................................................    United States          2,038,300         77,006,974
Synopsys Inc. ..............................................    United States            408,000         18,825,120
                                                                                                     --------------
                                                                                                         95,832,094
                                                                                                     --------------
*SPECIALTY RETAIL .3%
Toys R Us Inc. .............................................    United States          1,000,000         23,930,000
                                                                                                     --------------
TEXTILES & APPAREL 2.2%
Adidas-Salomon AG...........................................       Germany             1,324,460         89,388,117
Gucci Group NV..............................................     Netherlands             909,800         71,401,104
                                                                                                     --------------
                                                                                                        160,789,221
                                                                                                     --------------
WIRELESS TELECOMMUNICATION SERVICES .9%
*China Mobile (Hong Kong) Ltd. .............................        China              5,445,000         16,998,609
SK Telecom Co. Ltd. ........................................     South Korea             276,600         48,716,244
                                                                                                     --------------
                                                                                                         65,714,853
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $5,578,065,073)...................                                          6,000,785,634
                                                                                                     --------------
PREFERRED STOCKS 2.1%
Cia Vale do Rio Doce, A pfd. ...............................        Brazil             1,583,500         31,843,806
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil             2,566,800         51,618,348
Sealed Air Corp., 4.00%, cvt. pfd. .........................    United States            558,600         23,634,366
Telecomunicacoes Brasileiras SA, ADR, pfd. .................        Brazil               139,000          4,553,640
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil               753,600          8,214,240
Volkswagen AG, pfd. ........................................       Germany             1,256,650         36,184,763
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $176,124,532)..................                                            156,049,163
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS 7.3%
National Grid Group PLC:
 cvt., Reg. S, 4.25%, 2/17/08...............................    United Kingdom        15,000,000GBP  $   26,760,849
 cvt., 144A, 4.25%, 2/17/08.................................    United Kingdom        16,000,000GBP      28,544,906
Sony Corp., cvt., 1.40%, 3/31/05............................        Japan          4,628,000,000JPY      57,944,792
Tecnost International NV, cvt., 144A, 1.00%, 11/03/05.......     Netherlands          90,000,000EUR      81,493,778
Telefonos de Mexico SA, cvt., 4.25%, 6/15/04................        Mexico            34,500,000         45,626,250
U.S. Treasury Bond, 6.25%, 5/15/30..........................    United States         80,000,000         89,506,320
U.S. Treasury Note:
 5.625%, 11/30/02...........................................    United States         40,000,000         41,084,400
 5.875%, 11/15/04...........................................    United States         30,000,000         31,587,900
 6.75%, 5/15/05.............................................    United States         50,000,000         54,265,650
 6.50%, 2/15/10.............................................    United States         80,000,000         88,956,320
                                                                                                     --------------
TOTAL BONDS (COST $527,282,560).............................                                            545,771,165
                                                                                                     --------------
SHORT TERM INVESTMENTS 6.8%
Federal Farm Credit Bank, 4.27%, 10/02/01...................    United States         50,000,000         49,865,850
Federal Home Loan Bank, 3.37% to 4.44%, with maturities to
  1/10/02...................................................    United States        164,629,000        163,581,107
Federal Home Loan Mortgage Corp., 3.46% to 3.72%, with
  maturities to 2/08/02.....................................    United States        114,185,000        113,290,737
Federal National Mortgage Association, 3.41% to 3.55%, with
  maturities to 1/31/02.....................................    United States         82,000,000         80,964,636
Student Loan Marketing Association, 3.606% to 3.726%, with
  maturities to 1/17/02.....................................    United States         95,000,000         94,996,110
                                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (COST $407,356,907)............                                            502,698,440
                                                                                                     --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
 $6,688,829,072)............................................                                          7,205,304,402
                                                                                                     --------------

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENTS 2.9%
Barclays Bank PLC, 3.63%, 9/04/01 (Maturity Value
  $60,024,200)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
  and U.S. Government Agency Securities. ...................    United States     $   60,000,000     $   60,000,000
Deutsche Bank AG, 3.63%, 9/04/01 (Maturity Value
  $16,636,707)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
  and U.S. Government Agency Securities. ...................    United States         16,630,000         16,630,000
Dresdner Bank AG, 3.65%, 9/04/01 (Maturity Value
  $80,032,444)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
  and U.S. Government Agency Securities. ...................    United States         80,000,000         80,000,000
Paribas Corp., 3.67%, 9/04/01 (Maturity Value $60,024,467)
  Collateralized by U.S. Treasury Bills, Notes and Bonds,
  and U.S. Government Agency Securities. ...................    United States         60,000,000         60,000,000
                                                                                                     --------------
TOTAL REPURCHASE AGREEMENTS (COST $216,630,000).............                                            216,630,000
                                                                                                     --------------
TOTAL INVESTMENTS (COST $6,905,459,072) 99.7%...............                                          7,421,934,402
OTHER ASSETS, LESS LIABILITIES .3%..........................                                             19,583,881
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $7,441,518,283
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Marka
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 2001, were $70,984,110.
(a) At August 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.
                       See Notes to Financial Statements.
 22

TEMPLETON WORLD FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost
  $6,905,459,072)...........................................    $7,421,934,402
 Receivables:
  Investment securities sold................................        12,344,311
  Capital shares sold.......................................         3,847,032
  Dividends and interest....................................        21,750,239
 Other assets...............................................             7,661
                                                                --------------
      Total assets..........................................     7,459,883,645
                                                                --------------
Liabilities:
 Payables:
  Capital shares redeemed...................................         9,458,435
  To affiliates.............................................         7,636,851
  Funds advanced by custodian...............................             1,098
 Accrued expenses...........................................         1,268,978
                                                                --------------
      Total liabilities.....................................        18,365,362
                                                                --------------
Net assets, at value........................................    $7,441,518,283
                                                                ==============
Net assets consist of:
 Undistributed net investment income........................    $   97,428,680
 Net unrealized appreciation................................       516,482,991
 Accumulated net realized loss..............................       (61,435,404)
 Capital shares.............................................     6,889,042,016
                                                                --------------
Net assets, at value........................................    $7,441,518,283
                                                                ==============
CLASS A:
 Net asset value per share ($7,102,237,034 / 483,297,053
   shares outstanding)......................................            $14.70
                                                                ==============
 Maximum offering price per share ($14.70 / 94.25%).........            $15.60
                                                                ==============
CLASS B:
 Net asset value and maximum offering price per share
   ($25,743,580 / 1,774,685 shares outstanding)*............            $14.51
                                                                ==============
CLASS C:
 Net asset value per share ($313,537,669 / 21,869,764 shares
   outstanding)*............................................            $14.34
                                                                ==============
 Maximum offering price per share ($14.34 / 99.00%).........            $14.48
                                                                ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $11,951,274)
 Dividends..................................................    $   167,811,099
 Interest...................................................         74,824,636
                                                                ---------------
      Total investment income...............................                       $   242,635,735
Expenses:
 Management fees (Note 3)...................................         51,775,362
 Administrative fees (Note 3)...............................          6,578,242
 Distribution fees (Note 3)
  Class A...................................................         20,101,519
  Class B...................................................            247,224
  Class C...................................................          3,582,555
 Transfer agent fees (Note 3)...............................          9,694,435
 Custodian fees.............................................          2,147,079
 Registration and filing fees...............................             63,229
 Professional fees..........................................            196,995
 Directors' fees and expenses...............................            143,260
 Other......................................................             22,762
                                                                ---------------
      Total expenses........................................                            94,552,662
                                                                                   ---------------
            Net investment income...........................                           148,083,073
                                                                                   ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................        117,326,061
  Foreign currency transactions.............................           (272,745)
                                                                ---------------
      Net realized gain.....................................                           117,053,316
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (1,667,844,373)
  Translation of assets and liabilities denominated in
    foreign currencies......................................            130,170
                                                                ---------------
      Net unrealized depreciation...........................                        (1,667,714,203)
                                                                                   ---------------
Net realized and unrealized loss............................                        (1,550,660,887)
                                                                                   ===============
Net decrease in net assets resulting from operations........                       $(1,402,577,814)
                                                                                   ===============

                       See Notes to Financial Statements.
 24

TEMPLETON WORLD FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                     2001                  2000
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   148,083,073       $  144,243,615
  Net realized gain from investments and foreign currency
   transactions.............................................        117,053,316          776,247,121
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (1,667,714,203)         353,692,427
                                                                ------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (1,402,577,814)       1,274,183,163

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (133,062,405)        (192,671,122)
   Class B..................................................           (216,445)            (231,669)
   Class C..................................................         (2,990,449)          (5,276,127)
  Net realized gains:
   Class A..................................................       (569,516,650)        (545,583,137)
   Class B..................................................         (1,577,192)            (711,956)
   Class C..................................................        (26,070,835)         (25,885,603)
                                                                ------------------------------------
 Total distributions to shareholders........................       (733,433,976)        (770,359,614)

 Capital share transactions (Note 2):
   Class A..................................................       (375,617,426)         (82,815,626)
   Class B..................................................          8,038,071           13,338,051
   Class C..................................................        (17,787,854)         (14,143,382)
                                                                ------------------------------------
 Total capital share transactions...........................       (385,367,209)         (83,620,957)
      Net increase (decrease) in net assets.................     (2,521,378,999)         420,202,592
Net assets:
 Beginning of year..........................................      9,962,897,282        9,542,694,690
                                                                ------------------------------------
 End of year................................................    $ 7,441,518,283       $9,962,897,282
                                                                ====================================

Undistributed net investment income included in net assets:
 End of year................................................    $    97,428,680       $  114,582,664
                                                                ====================================

                       See Notes to Financial Statements.

TEMPLETON WORLD FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

At August 31, 2001, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class A shares, 200 million Class B shares, and 200 million Class C shares. Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------------------------
                                                                     2001                                2000
                                                        -------------------------------------------------------------------
                                                           SHARES           AMOUNT            SHARES            AMOUNT
                                                           -----------------------------------------------------------
CLASS A SHARES:
Shares sold...........................................   196,714,305    $ 3,297,549,724     557,869,741    $  9,960,885,599
Shares issued on reinvestment of distributions........    38,369,239        623,523,874      40,893,477         654,322,691
Shares redeemed.......................................  (256,018,162)    (4,296,691,024)   (597,169,284)    (10,698,023,916)
                                                        -------------------------------------------------------------------
Net increase (decrease)...............................   (20,934,618)   $  (375,617,426)      1,593,934    $    (82,815,626)
                                                        ===================================================================

                                                                               YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------------------------
                                                                     2001                                2000
                                                        -------------------------------------------------------------------
                                                           SHARES           AMOUNT            SHARES            AMOUNT
                                                           -----------------------------------------------------------
CLASS B SHARES:
Shares sold...........................................       575,351    $     9,194,795         833,440    $     14,707,955
Shares issued on reinvestment of distributions........       102,086          1,645,115          54,473             863,804
Shares redeemed.......................................      (179,039)        (2,801,839)       (124,754)         (2,233,708)
                                                        -------------------------------------------------------------------
Net increase..........................................       498,398    $     8,038,071         763,159    $     13,338,051
                                                        ===================================================================

                                                                               YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------------------------
                                                                     2001                                2000
                                                        -------------------------------------------------------------------
                                                           SHARES           AMOUNT            SHARES            AMOUNT
                                                           -----------------------------------------------------------
CLASS C SHARES:
Shares sold...........................................     5,306,784    $    86,010,492      12,644,415    $    219,172,175
Shares issued on reinvestment of distributions........     1,602,146         25,513,076       1,719,441          26,899,814
Shares redeemed.......................................    (8,027,226)      (129,311,422)    (14,950,786)       (260,215,371)
                                                        -------------------------------------------------------------------
Net decrease..........................................    (1,118,296)   $   (17,787,854)       (586,930)   $    (14,143,382)
                                                        ===================================================================

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, LLC (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2001, there were unreimbursed costs of $831,766. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $670,330 and $265,315, respectively.

4. INCOME TAXES

At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,930,165,340 was as follows:

Unrealized appreciation.....................................  $1,227,165,635
Unrealized depreciation.....................................    (735,396,573)
                                                              --------------
Net unrealized appreciation.................................  $  491,769,062
                                                              ==============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities.

TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At August 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $43,520,978. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $1,878,409,740 and $2,806,364,774, respectively.

TEMPLETON WORLD FUND
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton World Fund series of Templeton Funds, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON WORLD FUND
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $164,060,970 as a capital gain dividend for the fiscal year ended August 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 12.92% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2001.

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, and Class C shareholders of record on October 18, 2001.

                                                                      CLASS A                               CLASS B
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0008            $0.0000            $0.0006
Australia..............................................      0.0001             0.0041             0.0001             0.0029
Bermuda................................................      0.0000             0.0048             0.0000             0.0034
Brazil.................................................      0.0037             0.0276             0.0037             0.0194
Canada.................................................      0.0003             0.0015             0.0003             0.0010
China..................................................      0.0000             0.0181             0.0000             0.0127
Finland................................................      0.0025             0.0105             0.0025             0.0074
France.................................................      0.0008             0.0062             0.0008             0.0043
Germany................................................      0.0003             0.0083             0.0003             0.0058
Hong Kong..............................................      0.0000             0.0138             0.0000             0.0097
India..................................................      0.0000             0.0007             0.0000             0.0005
Italy..................................................      0.0004             0.0049             0.0004             0.0035
Japan..................................................      0.0006             0.0026             0.0006             0.0018
Mexico.................................................      0.0006             0.0062             0.0006             0.0043
Netherlands............................................      0.0026             0.0118             0.0026             0.0083
New Zealand............................................      0.0003             0.0014             0.0003             0.0010
Philippines............................................      0.0000             0.0001             0.0000             0.0001
Singapore..............................................      0.0009             0.0034             0.0009             0.0024
South Africa...........................................      0.0000             0.0141             0.0000             0.0099
South Korea............................................      0.0029             0.0104             0.0029             0.0073
Spain..................................................      0.0012             0.0051             0.0012             0.0036
Sweden.................................................      0.0000             0.0022             0.0000             0.0016
Switzerland............................................      0.0012             0.0040             0.0012             0.0028
United Kingdom.........................................      0.0049             0.0335             0.0049             0.0236
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0233            $0.1961            $0.0233            $0.1379
                                                         ========================================================================

TEMPLETON WORLD FUND
Tax Designation (continued)

                                                                           CLASS C
                                                              ----------------------------------
                                                               FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                       PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0005
Australia...................................................      0.0001             0.0025
Bermuda.....................................................      0.0000             0.0030
Brazil......................................................      0.0037             0.0171
Canada......................................................      0.0003             0.0009
China.......................................................      0.0000             0.0112
Finland.....................................................      0.0025             0.0065
France......................................................      0.0008             0.0038
Germany.....................................................      0.0003             0.0051
Hong Kong...................................................      0.0000             0.0085
India.......................................................      0.0000             0.0004
Italy.......................................................      0.0004             0.0031
Japan.......................................................      0.0006             0.0016
Mexico......................................................      0.0006             0.0038
Netherlands.................................................      0.0026             0.0073
New Zealand.................................................      0.0003             0.0009
Philippines.................................................      0.0000             0.0001
Singapore...................................................      0.0009             0.0021
South Africa................................................      0.0000             0.0087
South Korea.................................................      0.0029             0.0064
Spain.......................................................      0.0012             0.0031
Sweden......................................................      0.0000             0.0014
Switzerland.................................................      0.0012             0.0024
United Kingdom..............................................      0.0049             0.0207
                                                              ----------------------------------
TOTAL.......................................................     $0.0233            $0.1211
                                                              ==================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA  94403-1906


ANNUAL REPORT
TEMPLETON WORLD FUND

AUDITORS

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

This report must be preceded or accompanied by the current Templeton World Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

102 A2001 10/01       [RECYCLED LOGO] Printed on recycled paper